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                                                                    Exhibit 99.5
                                                                    ------------


                [Letterhead of Aldrich, Kilbride and Tatone LLP]


                    Consent of Independent Public Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Alamosa Holdings, Inc. of our report dated February 28, 2001 relating to the financial statements of Washington Oregon Wireless, LLC, which appear in this Form 8-K


Aldrich, Kilbride and Tatone LLP


/s/ Aldrich, Kilbride and Tatone LLP


Salem, Oregon
April 27, 2001